UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2004


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115


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ITEM 5.  OTHER EVENTS

NEWS RELEASE                                             CONTACTS:  408-995-5115
                                     Media Relations: Bill Highlander, Ext. 1244
                                                     Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125


                      Calpine Comments on Solutia Contracts

     (SAN JOSE, Calif.) /PR Newswire - First Call/ June 3, 2004 - Calpine Corporation [NYSE:CPN] and Solutia, Inc. recently negotiated a preliminary settlement agreement, ensuring Calpine's continued operation of the 690-megawatt Decatur Energy Center located on Solutia's chemical facility in Decatur, Ala. Solutia filed for Chapter 11 bankruptcy in December of 2003. The settlement agreement has been approved by the United States Bankruptcy Court Southern District of New York.

     Calpine also agreed to Solutia's rejection of agreements primarily related to the supply of power and steam to Solutia. Calpine retains the option to file claims for damages related to these agreements with the bankruptcy court.

     The Decatur Energy Center began operations in June 2002, originally providing steam and up to 140 megawatts of electricity to Solutia. The Decatur plant continues to supply 500 megawatts of capacity and up to 500 megawatts of on-peak associated energy to the Tennessee Valley Authority through May 2007.

     Calpine Corporation is a leading North American power company dedicated to providing electric power to customers from clean, efficient, natural gas-fired and geothermal power plants. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forwardlooking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2003 and in its Form 10-Q for the quarter ended March 31, 2004, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  June 9, 2004